UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 15, 2010

AnchorBanCorp Wisconsin Inc.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	000-20006 (Commission File Number)	39-1726871 (IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin (Address of principal executive offices)	53703 (Zip Code)
Registrant’s telephone number, including area code: 608-252-8982

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events. Financial Statements and Exhibits.
On September 15, 2010, Anchor BanCorp Wisconsin Inc., the holding company for AnchorBank, fsb issued a press release clarifying errors in Crain’s Chicago Business article dated September 13, 2010. A copy of the press release is attached hereto as Exhibit 99.1. The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT #	DESCRIPTION
99.1	99.1 Press Release of Anchor BanCorp Wisconsin Inc. dated September 15, 2010.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin Inc. (Registrant)
(Date) September 16, 2010	/s/ Mark D. Timmerman
Mark D. Timmerman
Executive Vice President, Secretary and General Counsel

Exhibit Index

99.1	Press release dated September 15, 2010.